Exhibit 4.4

COMMON STOCK	[CRA INTERNATIONAL LOGO]	COMMON STOCK
WITHOUT PAR VALUE		THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ AND NEW YORK, NY
Certificate Number	CRA INTERNATIONAL, INC.	Shares
[SPECIMEN]	INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS	* * _______* * * * * * * * * _______* * * * * * * * * _______* * * * * * * * * _______* * * * * * * * * _______* *

THIS CERTIFIES THAT	**** [SPECIMEN] ****	CUSIP 159852 10 2 SEE REVERSE FOR CERTAIN DEFINITIONS
is the owner of	**** _______** Shares *****

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, WITHOUT PAR VALUE, OF

CRA International, Inc. (the “Corporation”), transferable upon the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued and held subject to the laws of the Commonwealth of Massachusetts and to the provisions of the Articles of Organization and By-Laws of the Corporation, each as now in effect or hereafter amended. This Certificate is not valid unless and until countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and sealed with the facsimile seal of the Corporation.

/s/ JAMES C. BURROWS		DATED <<Month Day, Year>>
President and Chief Executive Officer	[COMPANY SEAL]	COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR,

/s/ WAYNE D. MACKIE
Chief Financial Officer and Treasurer		By
AUTHORIZED SIGNATURE

[CRA INTERNATIONAL LOGO]

PO BOX 43004, Providence, RI 02940-3004

MR A SAMPLE

CRA INTERNATIONAL, INC.

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS AND SERIES OF SHARES. THE CORPORATION WILL FURNISH TO THE HOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A STATEMENT OF THE PREFERENCES, VOTING POWERS, QUALIFICATIONS AND SPECIAL AND RELATIVE RIGHTS AND VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH SUCH CLASS AND SERIES AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR ANY FUTURE CLASS OR SERIES.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT-	. . . . . . . . . .Custodian . . . . . . . . . . . . . . .
(Cust) (Minor)
TEN ENT	—	as tenants by the entireties		under Uniform Gifts to Minors Act . . . . . . . . . . . . .
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common		(State)

COM PROP	—	as community property

Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

For value received, ____________________________ hereby sell, assign and transfer unto _________________

___________________________________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

___________________________________________________________________________________________

___________________________________________________________________________________________

_____________________________________________________________________________________ Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
____________________________________________________________________________________Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: __________________________________________20 __________________

Signature: ____________________________________________________________

Signature: ____________________________________________________________

Notice:          The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.